Exhibit 99.1

CAPITAL SOUTHWEST CORPORATION ANNOUNCES PLAN TO SEPARATE INTO TWO PUBLIC COMPANIES

- Certain control assets to be spun-off into a stand-alone, publicly-traded diversified industrial growth company -

- Separation designed to unlock shareholder value immediately by establishing two strong, independent companies with distinct strategies and growth profiles -

- Joseph B. Armes to serve as Chairman and CEO of new diversified industrial growth company -

- Bowen S. Diehl expected to become CEO of Capital Southwest Corporation -

DALLAS (December 2, 2014) – Capital Southwest Corporation (NASDAQ: CSWC) (“CSWC”) today announced that its Board of Directors has unanimously approved a plan to spin-off certain of its control assets into a standalone, publicly traded company. The separation is designed to unlock shareholder value immediately and to enhance long-term shareholder value by establishing two strong, independent companies with distinct growth strategies: one business will be a diversified industrial growth company (“Industrial Co.”) and the other will focus primarily on lending to strong middle-market companies in the Southwest and across the country. The proposed transaction is subject to certain conditions described below, including approval by CSWC’s shareholders, the receipt of an order for exemptive relief from the Securities and Exchange Commission, the request for which has been filed earlier today, and other customary conditions. The spin-off is expected to be consummated by the end of the third quarter of 2015.

Upon completion of the spin-off, Industrial Co. will include the following businesses, which are currently control investments of CSWC:

•	The RectorSeal Corporation (“RectorSeal”), which manufactures specialty chemical products and control devices for plumbing, HVAC, electrical and industrial applications;

•	The Whitmore Manufacturing Company (“Whitmore”), which manufactures high performance, specialty lubricants for heavy equipment used in surface mining, railroads and other industries, lubrication equipment specifically for rail applications and lubrication-centric reliability solutions for a wide variety of industries. Whitmore also produces water-based coatings for the automotive and primary metals industries; and

•	Jet-Lube, Inc. (“Jet-Lube”), which manufactures specialty lubricants and other products used in oil field and industrial applications.

“Shortly after joining CSWC, I concluded that we were operating two distinct business models – an industrial growth company and an equity investment company – within a corporate and regulatory structure that is ideal for neither, resulting in our stock trading at a significant discount to Net Asset Value (“NAV”),” said Joseph B. Armes, Chairman and Chief Executive Officer of Capital Southwest. “After conducting an extensive review of strategic alternatives, we believe this transaction is the best way to eliminate the market discount to NAV by separating these business models, allowing the industrial growth company to trade independently and the business development company to refocus on a lending strategy more appropriate for its corporate and regulatory structure. We are confident that establishing two highly focused companies, each with its optimal corporate structure, will allow shareholders to benefit from the compelling value creation opportunities associated with each business.”

Commenting on the transaction, Capital Southwest’s Chief Investment Officer, Bowen S. Diehl, who is expected to become Chief Executive Officer of CSWC after the transaction is complete, stated: “Upon completion of the separation, CSWC is expected to have a significant capital base, which we intend to leverage to build an investment portfolio with attractive risk-adjusted returns to support a competitive market dividend. We are confident that over time this strategy will enable CSWC to trade at or above net asset value.”

Creating Two Stand-Alone Companies

Industrial Co.

The newly formed Industrial Co. will be structured as a C Corporation and operate as a diversified industrial growth company with well-established, scalable platforms and deep domain expertise initially across two core industries: industrial products and specialty chemicals. Industrial Co. will have exposure to the high-growth Southwest markets with strong underlying economic trends and will focus on generating free cash flow by growing organically and through complementary and synergistic acquisitions. Industrial Co. has a demonstrated track record of growing through acquisitions as evidenced by the 30 acquisitions it has successfully completed and integrated since 1991. Shareholders will be invested in a diversified industrial growth company and are expected to benefit from the Company’s strategy to:

•	Organize the businesses into industry verticals;

•	Systematically apply best practices across business lines in areas such as strategy development, operating performance and measurement, capital investment optimization and corporate governance;

•	Pursue strategic acquisitions that either build-out existing industry verticals or provide an entry into new, complementary industry verticals where best practices can enhance performance; and

•	Establish a deep management team with relevant experience.

Capital Southwest Corporation (BDC)

CSWC will maintain operations as an internally-managed business development company (“BDC”) and pursue a credit-focused investing strategy akin to similarly structured organizations. The business will continue to provide capital to middle-market companies in the Southwest and across the country that have strong management teams and have demonstrated sound financial performance. It will focus on generating current income that will allow shareholders to receive a market based dividend in a tax efficient manner. CSWC intends to primarily invest in debt securities, including senior “unitranche” debt, second lien and subordinated debt, and may also invest in preferred stock and common stock alongside its debt investments or through warrants.

CSWC will remain a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986. As such, CSWC is not required to pay corporate-level income tax on investment income. CSWC intends to maintain its RIC status, which requires that it qualify annually as a RIC by meeting certain specified requirements. CSWC has two wholly-owned subsidiaries, Capital Southwest Venture Corporation (“CSVC”), which holds a small business investment company (“SBIC”) license, and Capital Southwest Management Corporation (“CSMC”), which is the management company for CSWC and CSVC and generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for its day-to-day operations.

Experienced Executives to Lead Both Companies

Mr. Armes will continue to serve as Chairman and CEO of CSWC until the separation is complete. Upon completion of the spin-off, he will remain CSWC’s Chairman and assume the role of Chairman and CEO of Industrial Co. The Board of Directors expects to name Mr. Diehl as CEO of CSWC. Mr. Diehl joined CSWC in 2014 as Senior Vice President and Chief Investment Officer and has approximately 20 years of experience in the financial services, private equity and mezzanine lending industries.

Transaction Details

Upon closing of the transaction, the holder of each share of CSWC stock will receive a pro rata distribution of stock of the Industrial Co. The proposed transaction will be structured as a tax-free distribution to CSWC shareholders and is contingent upon the satisfaction of a number of conditions, including the receipt of an order for exemptive relief from the Securities and Exchange Commission (the “SEC”), the request for which has been filed, the effectiveness of a Form 10 to be filed with the SEC, receipt of a favorable opinion and/or rulings with respect to the tax-free nature of the transaction for federal income tax purposes, final approvals of the Board of Directors, and, approval by CSWC shareholders.

The proposed transaction is expected to be consummated by the end of the third quarter of 2015, however there can be no assurances regarding the ultimate timing of the transaction or that the transaction will be completed. Any transaction of this type is dependent on numerous factors that include the macroeconomic environment, credit markets and equity markets.

Advisors

Evercore is acting as financial advisor to CSWC in relation to the spin-off and Jones Day is acting as legal counsel.

Historical Stand-Alone Financial Results

CSWC has provided audited, stand-alone financial results of RectorSeal, Whitmore and Jet-Lube below for the last three fiscal periods as reference. See CSWC’s most recent 10-K filing for additional information regarding RectorSeal, Whitmore and Jet-Lube.

Conference Call Details

CSWC’s senior management will host a conference call later this morning at 9:00 a.m. Eastern Time to review the planned separation and answer questions. Presentation materials to be used on the conference call will be posted on our website under the Investor Relations tab at www.capitalsouthwest.com. Dial-in details can be found below:

•	Domestic dial-in: 1-888-256-1027

•	International dial-in: 1-913-312-1437

•	Passcode: 9733850

About Capital Southwest Corporation

Capital Southwest Corporation (NASDAQ: CSWC; www.capitalsouthwest.com), is a publicly-traded investment company whose objective is to achieve capital appreciation through long-term investments in privately held businesses. The Company’s investment interests are focused on acquisitions and investments in a broad range of industry segments. The Company’s portfolio consists of private companies in which it has controlling and minority interests. Capital Southwest Corporation makes available significant managerial assistance to the companies in which it invests and believes that providing managerial assistance to such investee companies is critical to their business development activities.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain of CSWC’s control assets into a new, independent, publicly traded company (“Industrial Co.”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of CSWC, including the businesses of Industrial Co. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of CSWC. There are a number of risks and uncertainties that could cause CSWC’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include, but are not limited to, risks relating to CSWC’s ability to obtain all necessary approvals to complete, and to otherwise complete, the proposed spin-off transaction and to achieve the expected benefits therefrom.

In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this communication. Other unknown or unpredictable factors could also have a material adverse effect on CSWC’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to CSWC and its business, see CSWC’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. CSWC does not assume any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. These measures are included to facilitate meaningful comparisons of our results to those in prior periods and future periods and to allow a better evaluation of our operating performance, in management’s opinion. Our reference to non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided only to enhance investors overall understanding of our financial performance.

EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization. The following tables reconcile net income to EBITDA for each of RectorSeal, Whitmore and Jet Lube for the periods set forth in the table above.

RectorSeal Reconciliation of Net Income to EBITDA:

($ in millions)	For the 12 month period ended 3/31/
	2012A	2013A	2014A
Net Income	$7.3	$8.8	$12.1
plus Net Loss from Discontinued Operations	-	0.9	-
plus Interest Expense (Income)	-	(0.1)	0.1
plus Income Taxes	3.5	5.7	6.0
plus Depreciation and Amortization	3.8	3.9	6.4
EBITDA	$14.6	$19.2	$24.6

Whitmore Reconciliation of Net Income to EBITDA:

($ in millions)	For the 12 month period ended 3/31/
	2012A	2013A	2014A
Net Income	$6.3	$7.3	$6.1
plus Interest Expense	-	0.2	0.4
plus Income Taxes	2.8	2.8	3.9
plus Depreciation and Amortization	1.1	1.5	2.6
EBITDA	$10.2	$11.8	$13.0

Jet Lube Reconciliation of Net Income to EBITDA:

($ in millions)	For the 12 month period ended 3/31/
	2012A	2013A	2014A
Net Income	$4.7	$5.1	$6.3
plus Interest (Income)	(0.3)	(0.3)	(0.3)
plus Income Taxes	1.9	1.7	2.5
plus Depreciation and Amortization	0.8	0.9	1.1
EBITDA	$7.1	$7.4	$9.6

Additional Information and Where to Find It
CSWC intends to file with the SEC a proxy statement in connection with the proposed spin-off transaction. The definitive proxy statement will be sent or given to CSWC shareholders and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSWC AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by CSWC with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain, when available, free copies of the proxy statement at CSWC’s website at www.capitalsouthwest.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting CSWC by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas, 75240, Attn: Corporate Secretary, or by telephone at 972-233-8242.

Participants in the Solicitation
CSWC and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CSWC shareholders in connection with the proposed transaction and may have direct or indirect interests in the proposed transaction. Information about CSWC’s directors and executive officers is set forth in CSWC’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on June 17, 2014, and its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which was filed with the SEC on June 3, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from CSWC by contacting Corporate Secretary by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas, 75240, Attn: Corporate Secretary, by telephone at 972-233-8242, or by going to CSWC’s Investor Relations page on its corporate website at www.capitalsouthwest.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that CSWC will file with the SEC.

Investor Relations Contacts:
Garrett Edson or Michael Callahan
ICR, Inc.
Garrett.Edson@icrinc.com | 203-682-8331, Michael.Callahan@icrinc.com | 203-682-8311

Media Contacts:
Phil Denning or Jason Chudoba
ICR, Inc.
Phil.Denning@icrinc.com | 646-277-1258, Jason.Chudoba@icrinc.com | 646-277-1249